Exhibit 99.2

TeraWulf Announces Common Stock Offering

EASTON, Maryland. — April 14, 2026 — TeraWulf Inc. (NASDAQ: WULF) (the “Company” or “TeraWulf”) today announced it intends to make an offering of $800 million of shares of its common stock (the “Offering”). TeraWulf’s common stock is listed on the Nasdaq Stock Market LLC under the symbol “WULF.”

TeraWulf intends to grant the underwriters of the Offering a 30-day option to purchase up to an additional $120 million of shares of common stock at the public offering price less underwriting discounts and commissions.

TeraWulf intends to use the net proceeds from the Offering to finance a portion of the construction of a data center at its site in Hawesville, Kentucky, including repayment in full of amounts outstanding under its bridge credit facility, for future site acquisitions and for general corporate purposes.

Morgan Stanley is acting as lead bookrunning manager for the Offering. Cantor Fitzgerald is serving as the Company’s equity capital markets advisor.

The Offering will be made by means of a prospectus supplement under TeraWulf’s effective registration statement on Form S-3ASR, as filed with the Securities and Exchange Commission (the “SEC”).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor does it constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale is unlawful. The Offering may be made only by means of a prospectus supplement relating to such Offering and the accompanying prospectus. Copies of the preliminary prospectus supplement for the Offering and the accompanying prospectus can be obtained from Morgan Stanley & Co. LLC. Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, email: prospectus@morganstanley.com, telephone: (866) 718-1649.

About TeraWulf

TeraWulf develops, owns, and operates environmentally sustainable, industrial-scale data center infrastructure in the United States, purpose-built for high-performance computing (HPC) hosting and bitcoin mining. Led by a team of veteran energy infrastructure entrepreneurs, TeraWulf is committed to delivering scalable, low-carbon compute capacity for next-generation AI and HPC customers.

Cautionary Statement Regarding Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, including statements about beliefs, expectations, targets or goals and the use of proceeds of the Offering, are, or may be deemed to be, forward-looking statements. Forward-looking statements are typically identified by words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology and similar expressions. Without limiting the generality of the preceding sentence, any time we use forward-looking statements, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not-forward-looking.

These forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. For TeraWulf, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, without limitation:

•	the ability to complete our data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates;

•	the ability to attract additional customers to lease our HPC data centers;

•	TeraWulf’s ability to perform under its existing data center lease agreements;

•	the need to raise additional capital to meet our business requirements in the future, which may be costly or difficult to obtain or may not be obtained (in whole or in part) and, if obtained, could significantly dilute the ownership interests of TeraWulf’s shareholders;

•	the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf;

•	adverse geopolitical or economic conditions, including a high inflationary environment and the implementation of new tariffs and more restrictive trade regulations;

•	security threats or unauthorized or impermissible access to our data centers, our operations or our digital wallet;

•	counterparty risk with respect to our digital asset custodian and our mining pool provider;

•	employment workforce factors, including the loss of key employees;

•	changes in governmental safety, health, environmental and other regulations, which could require significant expenditures;

•	conditions in the cryptocurrency mining industry, including any prolonged substantial reduction in the value of bitcoin;

•	currency exchange rate fluctuations; and

•	other risks, uncertainties and factors, including those set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

These forward-looking statements reflect our views with respect to future events as of the date of this press release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this press release and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. We anticipate that subsequent events and developments will cause our views to change. You should read this press release and the accompanying prospectus completely and with the understanding that our actual future results may be materially different from what we expect. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in TeraWulf’s filings with the SEC, which are available at www.sec.gov.

Investors:

Investors@terawulf.com

Media:

Media@terawulf.com